Form 8-K/A SYNALLOY CORP - SYNL Filed: November 5, 2012 (period: August 21, 2012) Amendment to a previously filed Form 8-K

Table of Contents

8-K/A – Form 8-K Amendment No. 1

Item 9.01.Financial Statements and Exhibits

SIGNATURES

EXHBIT INDEX

EX-23.1 (CONSENT OF WEAVER AND TIDWELL, L.L.P., INDEPENDENT AUDITORS, OF LEE-VAR, INC. dba PALMER OF TEXAS)

EX-99.1 (AUDITED FINANCIAL STATEMENTS OF LEE-VAR, INC dba PALMER OF TEXAS)

EX-99.2 (UNAUDITED FINANCIAL STATEMENTS OF LEE-VAR, INC. dba PALMER OF TEXAS)

EX-99.3 (UNAUDITED PRO FORMA FINANCIAL INFORMATION OF SYNALLOY CORPORATION)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2012

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd, Ste 102, P.O. Box 5627, Spartanburg, SC 29304	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Form 8-K/A is being filed as an amendment to the Current Report filed on Form 8-K on August 24, 2012 (the “Original 8-K”) solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to Synalloy Corporation’s purchase of all of the outstanding shares of capital stock of Lee-Var, Inc., a Texas corporation doing business as Palmer of Texas (“Palmer”).  This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

ITEM 9.01 – Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of Palmer (with the report of independent auditors) are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Balance Sheets as of September 30, 2011 and 2010.

•	Statements of Income for the years ended September 30, 2011 and 2010.

•	Statements of Cash Flows for the years ended September 30, 2011 and 2010.

•	Statements of Shareholders’ Equity for the years ended September 30, 2011 and 2010.

•	Notes to Financial Statements.

The following unaudited financial statements of Palmer are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Balance Sheets as of June 30, 2012 and September 30, 2011.

•	Statements of Income for the nine months ended June 30, 2012 and 2011.

•	Statements of Cash Flows for the nine months ended June 30, 2012 and 2011.

•	Statements of Shareholders' Equity for the nine months ended June 30, 2012.

•	Notes to Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of Synalloy is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2012.

•	Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the six months ended June 30, 2012 and 2011.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2011.
•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c)	Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.             Description of Exhibit

23.1               Consent of Weaver and Tidwell, L.L.P., independent auditors, of Lee-Var, Inc. dba Palmer of Texas.

99.1               Audited financial statements of Lee-Var, Inc. dba Palmer of Texas.

99.2               Unaudited financial statements of Lee-Var, Inc. dba Palmer of Texas.

99.3               Unaudited pro forma financial information of Synalloy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: November 5, 2012

EXHIBIT INDEX

Exhibit No.             Description of Exhibit

23.1               Consent of Weaver and Tidwell, L.L.P., independent auditors, of Lee-Var, Inc. dba Palmer of Texas.

99.1               Audited financial statements of Lee-Var, Inc. dba Palmer of Texas.

99.2               Unaudited financial statements of Lee-Var, Inc. dba Palmer of Texas.

99.3               Unaudited pro forma financial information of Synalloy Corporation.